UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2014

On Assignment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20540	95-4023433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26745 Malibu Hills Road
 Calabasas, CA 91301
(Address, including zip code, of Principal Executive Offices)

Registrant's telephone number, including area code: (818) 878-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       On December 10, 2014, the Compensation Committee of the Board of Directors of On Assignment, Inc. (the “Company”) approved annual grants of restricted stock units (“RSUs”) to certain executives, including the named executive officers listed below. The RSU grants will be made pursuant to the Company’s 2010 Incentive Award Plan, as amended (the “Plan”), and the grant date will be January 2, 2015 (the “Grant Date”), subject to the executives remaining employed through the Grant Date.

The following named executive officers of the Company will receive the number of RSUs equal to the value of RSU grant amounts set forth in the table below, divided by the fair market value (as defined in the Plan, which is the closing price on the date of grant) of a share of the Company’s common stock on the Grant Date:

Name	Title	Value of RSU Grants
Michael McGowan	Chief Operating Officer of the Company & President of Oxford Global Resources, Inc.	$500,000
Edward L. Pierce	EVP, Chief Financial Officer	$440,000
Randolph C. Blazer	President, Apex Systems, Inc. (“Apex”)	$437,500
Theodore S. Hanson	CFO, Apex and President, Lab Support division	$275,000

The grants consist of two components, each of which vest upon the achievement of different performance criteria as set forth below:

(a)
2015 EBITDA Component: 60% of each RSU grant shall vest in substantially equal annual installments on each of the first three anniversaries of the Grant Date, subject to the executive’s continued service to the Company through each such vesting date, and further subject to the attainment by the Company of certain Adjusted EBITDA targets for calendar year 2015 performance (the “2015 EBITDA RSUs”).

(b)
Annual Performance-Vesting Component: 40% of each RSU grant will vest in equal one-third installments on each of the first three anniversaries of the Grant Date, contingent upon (x) the executive’s continued service to the Company through each vesting date and (y) the attainment of annual performance targets for each third established by the Compensation Committee within the first 90 days of the applicable performance year (the “Annual Performance-Vesting RSUs”). If the annual performance target is not attained in full for any third of the Annual Performance-Vesting RSUs, then any portion which fails to vest will roll forward for one year only and will be in addition to the installment (if any) scheduled to vest on the next following anniversary of the Grant Date. Vesting of such carried-forward portion will be determined in the subsequent year by reference to the attainment of the performance targets applicable to such subsequent year.

The foregoing description of the RSU grants are not complete and are qualified in their entirety by the Company’s Senior Executive EBITDA and Performance-Based Restricted Stock Unit Award Notice and Agreement for each executive, a form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1	Form of the Company’s Senior Executive EBITDA and Performance-Based Restricted Stock Unit Award Notice and Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Assignment, Inc.

Date: December 15, 2014	/s/ Jennifer Hankes Painter
Jennifer Hankes Painter
VP, General Counsel and Secretary

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